                                                                    Exhibit 4(c)
                                                                    ------------


               --------------------------------------------------


                               CP&L ENERGY, INC.

                                       TO

               --------------------------------------------------,

                                    Trustee


                                  ------------


                                   Indenture
                      (For [Subordinated] Debt Securities)



                       Dated as of _______________, 200_


               --------------------------------------------------

                              TABLE OF CONTENTS*



PARTIES........................................................................................................................    1

RECITAL OF THE COMPANY.........................................................................................................    1

ARTICLE I  Definitions and Other Provisions of General Application.............................................................    1

     Section 101. Definitions..................................................................................................    1
     Section 102. Compliance Certificates and Opinions.........................................................................   11
     Section 103. Form of Documents Delivered to Trustee.......................................................................   11
     Section 104. Acts of Holders..............................................................................................   12
     Section 105. Notices, Etc. to Trustee and Company.........................................................................   14
     Section 106. Notice to Holders of Debt Securities; Waiver.................................................................   15
     Section 107. Conflict with Trust Indenture Act............................................................................   15
     Section 108. Effect of Headings and Table of Contents.....................................................................   15
     Section 109. Successors and Assigns.......................................................................................   15
     Section 110. Separability Clause..........................................................................................   15
     Section 111. Benefits of Indenture........................................................................................   16
     Section 112. Governing Law................................................................................................   16
     Section 113. Legal Holidays...............................................................................................   16

ARTICLE II  Debt Security Forms................................................................................................   16

     Section 201. Forms Generally..............................................................................................   16
     Section 202. Form of Trustee's Certificate of Authentication..............................................................   17
     Section 203. Debt Securities Issuable in the Form of a Global Security....................................................   17

ARTICLE III  The Debt Securities...............................................................................................   20

     Section 301. Amount Unlimited; Issuable in Series.........................................................................   20
     Section 302. Denominations................................................................................................   24
     Section 303. Execution, Authentication, Delivery and Dating...............................................................   24
     Section 304. Temporary Debt Securities....................................................................................   27
     Section 305. Registration, Registration of Transfer and Exchange..........................................................   27
     Section 306. Mutilated, Destroyed, Lost and Stolen Debt Securities........................................................   29
     Section 307. Payment of Interest and Additional Interest; Interest Rights Preserved.......................................   30
     Section 308. Persons Deemed Owners........................................................................................   31
     Section 309. Cancellation by Debt Security Registrar......................................................................   31

________________________
* This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                      (i)

     Section 310. Computation of Interest......................................................................................   32
     Section 311. Payment to be in Proper Currency.............................................................................   32
     [Section 312. Deferrals of Interest Payment Dates.......................................................................... 32]
     [Section 313. Right to Set-off............................................................................................. 33]
     [Section 314. Shortening or Extension of Stated Maturity................................................................... 34]

ARTICLE IV  Redemption of Debt Securities......................................................................................   34

     Section 401. Applicability of Article.....................................................................................   34
     Section 402. Election to Redeem; Notice to Trustee........................................................................   34
     Section 403. Selection of Debt Securities to be Redeemed..................................................................   34
     Section 404. Notice of Redemption.........................................................................................   35
     Section 405. Debt Securities Payable on Redemption Date...................................................................   36
     Section 406. Debt Securities Redeemed in Part.............................................................................   37
     [Section 407. Right of Redemption of Securities Initially Issued to a Trust...............................................  37]

ARTICLE V  Sinking Funds.......................................................................................................   37

     Section 501. Applicability of Article.....................................................................................   37
     Section 502. Satisfaction of Sinking Fund Payments with Debt Securities...................................................   38
     Section 503. Redemption of Debt Securities for Sinking Fund...............................................................   38

ARTICLE VI  Covenants..........................................................................................................   39

     Section 601. Payment of Principal, Premium and Interest...................................................................   39
     Section 602. Maintenance of Office or Agency..............................................................................   39
     Section 603. Money for Debt Securities Payments to be Held in Trust.......................................................   40
     Section 604. Corporate Existence..........................................................................................   41
     Section 605. Maintenance of Properties....................................................................................   41
     Section 606. Annual Officer's Certificate as to Compliance................................................................   42
     Section 607. Waiver of Certain Covenants..................................................................................   42
     [Section 608. Additional Sums.............................................................................................  42]
     [Section 609. Additional Covenants........................................................................................  43]

ARTICLE VII  Satisfaction and Discharge........................................................................................   43

     Section 701. Satisfaction and Discharge of Debt Securities................................................................   43
     Section 702. Satisfaction and Discharge of Indenture......................................................................   46
     Section 703. Application of Trust Money...................................................................................   46

ARTICLE VIII  Events of Default; Remedies......................................................................................   47

     Section 801. Events of Default............................................................................................   47
     Section 802. Acceleration of Maturity; Rescission and Annulment...........................................................   49
     Section 803. Collection of Indebtedness and Suits for Enforcement by Trustee..............................................   50
     Section 804. Trustee May File Proofs of Claim.............................................................................   51

                                     (ii)

     Section 805. Trustee May Enforce Claims Without Possession of Debt Securities.............................................   52
     Section 806. Application of Money Collected...............................................................................   52
     Section 807. Limitation on Suits..........................................................................................   52
     Section 808. Unconditional Right of Holders to Receive Principal, Premium and Interest[; Direct Action by Holders of Trust
                   Preferred Securities.]......................................................................................   53
     Section 809. Restoration of Rights and Remedies...........................................................................   53
     Section 810. Rights and Remedies Cumulative...............................................................................   54
     Section 811. Delay or Omission Not Waiver.................................................................................   54
     Section 812. Control by Holders of Debt Securities........................................................................   54
     Section 813. Waiver of Past Defaults......................................................................................   55
     Section 814. Undertaking for Costs........................................................................................   55
     Section 815. Waiver of Stay or Extension Laws.............................................................................   55

ARTICLE IX  The Trustee........................................................................................................   56

     Section 901. Certain Duties and Responsibilities..........................................................................   56
     Section 902. Notice of Defaults...........................................................................................   57
     Section 903. Certain Rights of Trustee....................................................................................   57
     Section 904. Not Responsible for Recitals or Issuance of Debt Securities..................................................   59
     Section 905. May Hold Debt Securities.....................................................................................   59
     Section 906. Money Held in Trust..........................................................................................   59
     Section 907. Compensation and Reimbursement...............................................................................   59
     Section 908. Disqualification; Conflicting Interests......................................................................   61
     Section 909. Corporate Trustee Required; Eligibility......................................................................   61
     Section 910. Resignation and Removal; Appointment of Successor............................................................   61
     Section 911. Acceptance of Appointment by Successor.......................................................................   63
     Section 912. Merger, Conversion, Consolidation or Succession to Business..................................................   64
     Section 913. Preferential Collection of Claims Against Company............................................................   65
     Section 914. Co-trustees and Separate Trustees............................................................................   65
     Section 915. Appointment of Authenticating Agent..........................................................................   66

ARTICLE X  Holders' Lists and Reports by Trustee and Company...................................................................   68

     Section 1001. Lists of Holders............................................................................................   68
     Section 1002. Reports by Trustee and Company..............................................................................   69

ARTICLE XI  Consolidation, Merger, Conveyance or Other Transfer................................................................   69

     Section 1101. Company May Consolidate, Etc., Only on Certain Terms........................................................   69
     Section 1102. Successor Corporation Substituted...........................................................................   70

ARTICLE XII  Supplemental Indentures...........................................................................................   70

     Section 1201. Supplemental Indentures Without Consent of Holders..........................................................   70
     Section 1202. Supplemental Indentures With Consent of Holders.............................................................   72
     Section 1203. Execution of Supplemental Indentures........................................................................   74

                                     (iii)

     Section 1204. Effect of Supplemental Indentures...........................................................................   74
     Section 1205. Conformity With Trust Indenture Act.........................................................................   75
     Section 1206. Reference in Debt Securities to Supplemental Indentures.....................................................   75
     Section 1207. Modification Without Supplemental Indenture.................................................................   75

ARTICLE XIII  Meetings of Holders; Action Without Meeting......................................................................   75

     Section 1301. Purposes for Which Meetings May be Called...................................................................   75
     Section 1302. Call, Notice and Place of Meetings..........................................................................   76
     Section 1303. Persons Entitled to Vote at Meetings........................................................................   76
     Section 1304. Quorum; Action..............................................................................................   77
     Section 1305. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings.................   78
     Section 1306. Counting Votes and Recording Action of Meetings.............................................................   79
     Section 1307. Action Without Meeting......................................................................................   79

ARTICLE XIV  Immunity of Incorporators, Stockholders, Officers and Directors...................................................   79

     Section 1401. Liability Solely Corporate..................................................................................   79

[ARTICLE XV  Subordination of Securities.......................................................................................   80

     Section 1501. Securities Subordinate to Senior Indebtedness...............................................................   80
     Section 1502. Payment Over of Proceeds of Securities......................................................................   80
     Section 1503. Disputes with Holders of Certain Senior Indebtedness........................................................   82
     Section 1504. Subrogation.................................................................................................   82
     Section 1505. Obligation of the Company Unconditional.....................................................................   83
     Section 1506. Priority of Senior Indebtedness Upon Maturity...............................................................   84
     Section 1507. Trustee as Holder of Senior Indebtedness....................................................................   84
     Section 1508. Notice to Trustee to Effectuate Subordination...............................................................   84
     Section 1509. Modification, Extension, etc. of Senior Indebtedness........................................................   84
     Section 1510. Trustee Has No Fiduciary Duty to Holders of Senior Indebtedness.............................................   85
     Section 1511. Paying Agents Other than the Trustee........................................................................   85
     Section 1512. Rights of Holders of Senior Indebtedness Not Impaired.......................................................   85
     Section 1513. This Article Not to Prevent Events of Default...............................................................   85
     Section 1514. Effect of Subordination Provisions; Termination.............................................................  85]

Testimonium....................................................................................................................   86

Signature and Seals............................................................................................................   87

                                     (iv)

                               CP&L ENERGY, INC.

          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of _______________, 200_

Trust Indenture Act Section                        Indenture Section

(S)310    (a)(1)   .................................. 909
          (a)(2)   .................................. 909
          (a)(3)   .................................. 914
          (a)(4)   .................................. Not Applicable
          (b)      .................................. 908, 910
(S)311    (a)      .................................. 913
          (b)      .................................. 913
          (c)      .................................. 913
(S)312    (a)      .................................. 1001
          (b)      .................................. 1001
          (c)      .................................. 1001
(S)313    (a)      .................................. 1002
          (b)      .................................. 1002
          (c)      .................................. 1002
          (d)      .................................. 1002
(S)314    (a)      .................................. 1002
          (a)(4)   .................................. 606
          (b)      .................................. Not Applicable
          (c)(1)   .................................. 102
          (c)(2)   .................................. 102
          (c)(3)   .................................. Not Applicable
          (d)      .................................. Not Applicable
          (e)      .................................. 102
(S)315    (a)      .................................. 901, 903
          (b)      .................................. 902
          (c)      .................................. 901
          (d)      .................................. 901
          (e)      .................................. 814
(S)316    (a)      .................................. 812, 813
          (a)(1)(A).................................. 802, 812
          (a)(1)(B).................................. 813
          (a)(2)   .................................. Not Applicable
          (b)      .................................. 808
          (c)      .................................. 104(g)
(S)317    (a)(1)   .................................. 803
          (a)(2)   .................................. 804
          (b)      .................................. 603
(S)318    (a)      .................................. 107

                                      (v)

     INDENTURE (For[ Subordinated]* Debt Securities), dated as of ______________, 200_, between CP&L ENERGY, INC., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company"), having its principal office at 411 Fayetteville Street, Raleigh, North Carolina 27601-1748, and __________________, a ________________________,
having its principal corporate trust office at _____________________________________, as Trustee (herein called the "Trustee").


                            RECITAL OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its [subordinated] debentures, notes or other evidences of indebtedness (herein called the "Debt Securities")[, including securities issued to evidence loans made to the Company from the proceeds of the issuance from time to time by one or more business trusts (each a "Trust") of undivided preferred beneficial interests in the assets of such Trusts (the "Trust Preferred Securities") and common undivided interests in the assets of such Trust (the "Trust Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities")], in an unlimited aggregate principal amount, to be issued in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company have been performed.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article I of this Indenture.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of series thereof, as follows:

                                   ARTICLE I

            Definitions and Other Provisions of General Application
            -------------------------------------------------------

Section 101.   Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

________________
* All brackets language appearing throughout this form of Indenture will be inserted into the Indenture under which subordinated Securities will be issued.

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article IX, are defined in that Article.

          "Act", when used with respect to any Holder of a Debt Security, has the meaning specified in Section 104.

          "Additional Interest" means the interest, if any, that shall accrue on any interest on the Debt Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Debt Security.

          ["Additional Sums" has the meaning specified in Section 608.]

          ["Additional Taxes" means any additional taxes, duties and other governmental charges to which a Trust has become subject from time to time as a result of a Tax Event.]

          ["Administrator" means, in respect of any Trust, each Person appointed in accordance with the related Trust Agreement, solely in such Person's capacity as Administrator of such Trust and not in such Person's individual capacity, or any successor Administrator appointed as therein provided.]

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified

Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee pursuant to Section 915 to act on behalf of the Trustee to authenticate one or more series of Debt Securities or Tranche thereof.

          "Authorized Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or any other duly authorized officer of the Company.

          "Board of Directors" means either the board of directors of the Company or any committee thereof duly authorized to act or any director or directors and/or officer or officers of the Company to whom that board or committee shall have duly delegated its authority in respect of matters relating to this Indenture.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to a Place of Payment or any other particular location specified in the Debt Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies [(including, with respect to the Debt Securities of a series initially issued to a Trust, the "Corporate Trust Office," as defined in the related Trust Agreement, of the Property Trustee or the Delaware Trustee under the related Trust Agreement)] in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

          ["Common Stock" means the common stock, no par value per share, of the Company.]

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Indenture is located at ___________________________.

          "Corporation" means a corporation, association, company, limited liability company, joint stock company or business trust.

          ["Creditor" has the meaning specified in Section 907.]

          "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

          "Debt Security Register" and "Debt Security Registrar" have the respective meanings specified in Section 305.

          "Defaulted Interest" has the meaning specified in Section 307.

          ["Delaware Trustee" means, with respect to any Trust, the Person identified as the "Delaware Trustee" in the related Trust Agreement, solely in its capacity as Delaware Trustee of such Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as therein provided.]

          "Depositary" shall mean, with respect to Debt Securities of any series, for which the Company shall determine that such Debt Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 203(b).

          "Designated Trustee Office" means any office or offices of the Trustee or any Affiliate, servicer or other agent of the Trustee from time to time established by the Trustee in its discretion as the location at which particular actions or functions (for example, registration of securities and paying agent responsibilities) will occur. The Trustee shall, upon the written request of the Company or any Holder, provide the Company or such Holder with a written list of its Designated Trustee Offices hereunder.

          "Discount Debt Security" means any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802. "Interest" with respect to a Discount Debt Security means interest, if any, borne by such Debt Security at a Stated Interest Rate.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "Eligible Obligations" means:

          (a) with respect to Debt Securities denominated in Dollars, Government Obligations; or

          (b) with respect to Debt Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Debt Securities, as contemplated by Section 301.

          "Event of Default" has the meaning specified in Section 801.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          ["Extension Period" has the meaning specified in Section 312.]

          "Global Security" shall mean, with respect to the Debt Securities, a Debt Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture, which shall be registered in the name of the Depositary or its nominee.

          "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

          "Government Obligations" means:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States entitled to the benefit of the full faith and credit thereof; and

          (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to Federal or state supervision or examination with a combined capital and surplus of at least $100,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

          ["Guarantee" means, with respect to any Trust, the guarantee agreement executed by the Company for the benefit of the Holders of the Trust Preferred Securities issued by such Trust as modified, amended or supplemented from time to time.]

          "Holder" means a Person in whose name a Debt Security is registered in the Debt Security Register.

          "Indenture" means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures or Officer's Certificates supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Debt Securities established as contemplated by Section 301.

          "Interest Payment Date," when used with respect to any Debt Security, means the Stated Maturity of an installment of interest on such Debt Security.

          ["Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.]

          ["Investment Company Event" means the receipt by a Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that such Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Trust Preferred Securities of such Trust.]

          ["Liquidation Amount" shall have the meaning assigned in the applicable related Trust Agreement.]

          "Maturity," when used with respect to any Debt Security, means the date on which the principal of such Debt Security or an installment of principal becomes due and payable as provided in such Debt Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

          "Officer's Certificate" means a certificate signed by an Authorized Officer and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

          "Outstanding," when used with respect to Debt Securities, means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Debt Securities theretofore canceled by the Trustee or the Debt Security Registrar or delivered to the Trustee or the Debt Security Registrar for cancellation;

          (b) Debt Securities deemed to have been paid in accordance with
     Section 701; and

          (c) Debt Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Debt Securities are held by a bona fide purchaser or purchasers in whose hands such Debt Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Debt Securities Outstanding under this Indenture, or the Outstanding Debt Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Debt Securities,

               (x) Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Debt Securities Outstanding under this Indenture, or all Outstanding Debt Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Debt Securities which the Trustee knows to be so owned shall be so disregarded; provided, however, that Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor; and

               (y) the principal amount of a Discount Debt Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 802;

provided, further, that, in the case of any Debt Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Debt Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

          "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of and premium, if any, or interest (including Additional Interest), if any, on any Debt Securities on behalf of the Company.

          "Periodic Offering" means an offering of Debt Securities of a series from time to time any or all of the specific terms of which Debt Securities, including without limitation the rate or rates of interest (including Additional Interest), if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Debt Securities.

          "Person" means any individual, corporation, partnership, joint venture, trust or unincorporated organization or any Governmental Authority.

          "Place of Payment", when used with respect to the Debt Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, principal of and premium, if any, and interest (including Additional Interest), if any, on the Debt Securities of such series or Tranche are payable.

          "Predecessor Debt Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debt Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Debt Security.

          "[Property Trustee" means, with respect to any Trust, the Person identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.]

          "Redemption Date," when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price," when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Debt Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Required Currency" has the meaning specified in Section 311.

          "Responsible Officer," when used with respect to the [Property] Trustee, means any officer of the [Property] Trustee assigned by the [Property] Trustee to administer its corporate trust matters.

          ["Rights Plan" means any plan of the Company providing for the issuance by the Company to all holders of its Common Stock, of rights entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of the Company which rights (i) are deemed to be transferred with such shares of such Common Stock, (ii) are not exercisable, and

(iii) are also issued in respect of future issuances of such Common Stock, in each case until the occurrence of a specified event or events.]

          ["Senior Indebtedness" means all obligations (other than non-recourse obligations and the indebtedness issued under this Indenture) of, or guaranteed or assumed by, the Company (i) for borrowed money, including both senior and subordinated indebtedness for borrowed money (other than the Debt Securities);
(ii) for the payment of money relating to any lease which is capitalized on the consolidated balance sheet of the Company and its subsidiaries in accordance with generally accepted accounting principles as in effect from time to time;
(iii) evidenced by bonds, debentures, notes or other similar instruments; (iv) with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company; (v) issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (vi) for claims (as defined in Section 101(4) of the United States Bankruptcy Code of 1978, as amended) in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements; and (vii) of the type referred to in clauses (i) through (vi) of another Person the payment of which the Company has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise; and in the case of each such obligation referred to in clauses (i) through (vii), amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligations, whether existing as of the date of this Indenture or subsequently incurred by the Company.]

          "Special Record Date" for the payment of any Defaulted Interest on the Debt Securities of any series means a date fixed by the Trustee pursuant to
Section 307.

          "Stated Interest Rate" means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Debt Security shall be made without regard to the effective interest cost to the Company of such Debt Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness in respect of which the Company's obligations are evidenced or secured in whole or in part by such Debt Security.

          "Stated Maturity," when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

          ["Tax Event" means the receipt by a Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Trust Preferred Securities of such Trust, there is more than an insubstantial risk that (i) such Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the corresponding series of Debt Securities issued by the Company to such Trust, (ii) interest payable by the Company on such corresponding series of Debt Securities is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or
(iii) such Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.]

          "Tranche" means a group of Debt Securities which (a) are of the same series and (b) have identical terms except as to principal amount.

          ["Trust" has the meaning specified in the first recital of this Indenture.]

          ["Trust Agreement" means, with respect to any Trust, the trust agreement or other governing instrument of such Trust.]

          ["Trust Common Securities" has the meaning specified in the first recital of this Indenture.]

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force and effect as of the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is succeeded by another statute or is amended after such date, "Trust Indenture Act" shall mean such successor statute or the Trust Indenture Act of 1939, as so amended, to the extent such successor statute or amendment is applicable to this Indenture or to the actions of the Company or the Trustee under or pursuant to this Indenture.

          ["Trust Preferred Securities" has the meaning specified in the first recital of this Indenture.]

          ["Trust Securities" has the meaning specified in the first recital of this Indenture.]

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Debt Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

          "United States" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

Section 102.   Compliance Certificates and Opinions.

          Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

Section 103.   Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, (except to the extent that such action was a result of willful misconduct or bad faith or had or could be expected to have a material adverse effect on the Holders of any Debt Securities issued hereunder). Without limiting the generality of the foregoing, any Debt Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Debt Securities.

Section 104.   Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article XIII, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Debt Security, shall be sufficient for any purpose of this Indenture and (subject to Section 901) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1306.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The principal amount (except as otherwise contemplated in clause
     (y) of the proviso to the definition of Outstanding) and serial numbers of Debt Securities held by any Person, and the date of holding the same, shall be proved by the Debt Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Debt Security and the Holder of every Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

          (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Debt Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Debt Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

          (f) Debt Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Debt Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series or Tranche.

          (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Debt Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Debt Securities shall be computed as of the record date.

Section 105.   Notices, Etc. to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by certified or registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

          If to the Trustee, to:

               _____________________________
               _____________________________
               _____________________________

               Attention:  ________________________________
               Telephone:  _______________________________
               Telecopy:    _______________________________

          If to the Company, to:

               CP&L Energy, Inc.
               411 Fayetteville Street
               Raleigh, North Carolina 27601-1748

               Attention:  _________________
               Telephone:  (919) 546-______
               Telecopy:  (919) 546-____

          Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, upon date of receipt of the transmission, and if transmitted by certified or registered mail, on the date of receipt.

Section 106.   Notice to Holders of Debt Securities; Waiver.

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Debt Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

          Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.   Conflict with Trust Indenture Act.

          If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

Section 108.   Effect of Headings and Table of Contents.

          The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.   Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.   Separability Clause.

          In case any provision in this Indenture or the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.   Benefits of Indenture.

          Nothing in this Indenture or the Debt Securities, express or implied, shall give any benefit or any legal or equitable right, remedy or claim under this Indenture to any Person other than (i) the parties hereto; (ii) their successors hereunder; and (iii) the Holders[; and (iv) so long as the notice described in Section 1514 hereof has not been given, the holders of Senior Indebtedness; and (v) to the extent provided in Sections 808, 809 and 811, the holders of Trust Preferred Securities].

Section 112.   Governing Law.

          This Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of __________________, without regard to conflicts of law principles thereof, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

Section 113.   Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debt Securities other than a provision in Debt Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer's Certificate which establishes the terms of the Debt Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

                                  ARTICLE II

                              Debt Security Forms
                              -------------------

Section 201.   Forms Generally.

          The definitive Debt Securities of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officer's Certificate pursuant to such supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Debt Securities, as evidenced by their execution of the Debt Securities. If the form or forms of Debt Securities of any series are established in a Board Resolution or in an Officer's Certificate pursuant to an indenture supplement hereto or to a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Debt Securities.

          Unless otherwise specified as contemplated by Sections 301 or 1201(g), the Debt Securities of each series shall be issuable in registered form without coupons. The definitive Debt Securities shall be produced in such manner as shall be determined by the officers executing such Debt Securities, as evidenced by their execution thereof.

          [Debt Securities distributed to holders of Global Trust Preferred Securities (as defined in the applicable Trust Agreement) upon the dissolution of a Trust shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Debt Security Registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the Debt Securities represented thereby (or such other accounts as they may direct). Debt Securities distributed to holders of Trust Preferred Securities other than Global Trust Preferred Securities upon the dissolution of a Trust shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Debt Securities.]

Section 202.   Form of Trustee's Certificate of Authentication.

          The Trustee's certificate of authentication shall be in substantially the form set forth below:

               This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:____________________             ________________________________________
                                       as Trustee

                                       By:_____________________________________
                                                Authorized Representative

Section 203.   Debt Securities Issuable in the Form of a Global Security.

          (a) If the Company shall establish pursuant to Section 301 that the Debt Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 303 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by such Global Security or Securities, (ii) may provide that the aggregate amount of Outstanding Debt Securities represented thereby may from time to time be increased or reduced to reflect exchanges, (iii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iv) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (v) shall bear a legend in accordance with the requirements of the Depositary.

          (b) Notwithstanding any other provision of this Section or of Section 305, except as contemplated by the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Debt Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depositary for such Global Security, or to the Depositary, or to a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

          (c) (1) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as the Depositary for such Global Security or if at any time the Depositary for the Debt Securities for such series shall no longer be eligible or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Debt Securities of such series in the form of definitive certificates in exchange for such Global Security, will authenticate and deliver Debt Securities of such series in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. Such Debt Securities will be issued to and registered in the name of such Person or Persons as are specified by the Depositary.

               (2) The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In any such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of Debt Securities in the form of definitive certificates in exchange in whole or in part for such Global Security, will authenticate and deliver without service charge to each Person specified by the Depositary Debt Securities in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of such Global Security representing such series, or the aggregate principal amount of such Global Securities representing such series, in exchange for such Global Security or Securities.


               (3) If specified by the Company pursuant to Section 301 with respect to Debt Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Debt Securities in the form of definitive certificates of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each Person specified by such Depositary a new Debt Security or Securities of the same series of like tenor and terms and any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security and (B) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities delivered to Holders thereof.

               (4) In any exchange provided for in any of the preceding three subparagraphs, the Company shall execute and the Trustee shall authenticate and deliver Debt Securities in the form of definitive certificates in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for Debt Securities in the form of definitive certificates, such Global Security shall be canceled by the Trustee. Except as provided in the immediately preceding subparagraph, Debt Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such Debt Securities to the Persons in whose names the Debt Securities are so to be registered.

               (5) Any endorsement of a Global Security to reflect the principal amount thereof, or any increase or decrease in such principal amount, or changes in the rights of Holders of Outstanding Debt Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Security or in the Company Order delivered or to be delivered pursuant to Section 303 with respect thereto. Subject to the provisions of Section 303, the Trustee shall deliver and redeliver any such Global Security in the manner and upon instructions given by the Person or Persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the

          Depositary with respect to such Global Security or in any applicable Company Order. If a Company Order pursuant to Section 303 is so delivered, any instructions by the Company with respect to such Global Security contained therein shall be in writing but need not be accompanied by or contained in an Officer's Certificate and need not be accompanied by an Opinion of Counsel.

               (6) The Depositary or, if there be one, its nominee, shall be the Holder of a Global Security for all purposes under this Indenture; and beneficial owners with respect to such Global Security shall hold their interests pursuant to applicable procedures of such Depositary. The Company, the Trustee and the Debt Security Registrar shall be entitled to deal with such Depositary for all purposes of this Indenture relating to such Global Security (including the payment of principal, premium, if any, and interest (including any Additional Interest) and the giving of instructions or directions by or to the beneficial owners of such Global Security as the sole Holder of such Global Security and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary). None of the Company, the Trustee, any Paying Agent or the Debt Security Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                                  ARTICLE III

                              The Debt Securities
                              -------------------

Section 301.   Amount Unlimited; Issuable in Series.

          The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Debt Securities may be issued in one or more series. Subject to the last paragraph of this Section, prior to the authentication and delivery of Debt Securities of any series there shall be established by specification in a supplemental indenture or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution:

          (a) the title of the Debt Securities of such series (which shall distinguish the Debt Securities of such series from Debt Securities of all other series);

          (b) any limit upon the aggregate principal amount of the Debt Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 304, 305, 306, 406 or

     1206 and, except for any Debt Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (c) the Person or Persons (without specific identification) to whom interest on Debt Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Persons in whose names such Debt Securities (or one or more Predecessor Debt Securities) are registered at the close of business on the Regular Record Date for such interest;

          (d) the date or dates on which the principal of the Debt Securities of such series or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

          (e) the rate or rates at which the Debt Securities of such series, or any Tranche thereof, shall bear interest, if any (including (i) the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Debt Securities shall bear interest prior to Maturity, (ii) if applicable, the rate or rates at which overdue premium shall bear interest, if any and (iii) if applicable, the rate or rates and extent to which Additional Interest, if any, shall be payable), the period or periods during which such rate or rates shall be applicable, or any formulary or other method or other means by which such rate or rates, and any period or periods, shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Debt Securities on any Interest Payment Date[; the right of the Company, if any, to extend the interest payment periods and the duration of any such extension as contemplated by Section 312]; and the basis of computation of interest, if other than as provided in Section 310;

          (f) the place or places at which or methods by which (1) the principal of and premium, if any, and interest (including Additional Interest), if any, on Debt Securities of such series, or any Tranche thereof, shall be payable, (2) registration of transfer of Debt Securities of such series, or any Tranche thereof, may be effected, (3) exchanges of Debt Securities of such series, or any Tranche thereof, may be effected and (4) notices and demands to or upon the Company in respect of the Debt Securities of such series, or any Tranche thereof, and this Indenture may be served; the Debt Security Registrar for such series; and if such is the case, that the principal of such Debt Securities shall be payable without presentment or surrender thereof;

          (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Debt Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Debt Securities of any series, or any Tranche thereof, resulting in delisting of such Debt Securities from any national exchange;

          (h) the obligation or obligations, if any, of the Company to redeem or purchase the Debt Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption or tender provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Debt Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of Section 404 in the case of mandatory redemption or redemption at the option of the Holder;

          (i) the denominations in which Debt Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

          (j) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest (including Additional Interest), if any, on the Debt Securities of such series, or any Tranche thereof, shall be payable (if other than in Dollars);

          (k) if the principal of or premium, if any, or interest (including Additional Interest), if any, on the Debt Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Debt Securities are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

          (l) if the principal of or premium, if any, or interest (including Additional Interest), if any, on the Debt Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

          (m) if the amount payable in respect of principal of or premium, if any, or interest (including Additional Interest), if any, on the Debt Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

          (n) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

          (o) any Events of Default, in addition to those specified in Section 801, with respect to the Debt Securities of such series, and any covenants of the Company for the benefit of the Holders of the Debt Securities of such series, or any Tranche thereof, in addition to those set forth in
     Article VI;

          (p) the terms, if any, pursuant to which the Debt Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

          (q) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Debt Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Debt Securities after the satisfaction and discharge thereof as provided in Section 701;

          (r) whether the Debt Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for certificated Debt Securities of such series and of like tenor of any authorized denomination and the circumstances under which such exchange may occur, if other than in the manner provided for in Section 203; the Depositary for such Global Security or Securities; and the form of any legend or legends to be borne by any such Global Security in addition to or in lieu of the legend referred to in
     Section 203;

          (s) if the Debt Securities of such series, or any Tranche thereof, are to be issuable in bearer form, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1201;

          (t) to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Debt Securities of such Series, or any Tranche thereof, to transfer or exchange such Debt Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Debt Securities of such series, or any Tranche thereof, the amount or terms thereof;

          (u) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Debt Securities of such series, or any Tranche thereof;

          (v) any collateral security, assurance or guarantee for such series of Debt Securities;

          (w) any credit enhancement applicable to the Debt Securities of such series; and

          (x) any other terms of the Debt Securities of such series, or any Tranche thereof, not inconsistent with the provisions of this Indenture[; and

          (y) if the Debt Securities are to be issued to a Trust, the form or forms of the Trust Agreement and Guarantee relating thereto].

          [The Debt Securities of each series, or any Tranche thereof, shall be subordinated in the right of payment to Senior Indebtedness as provided in
Article XV.]

          With respect to Debt Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Debt Securities of such series and provide either that the specific terms of Debt Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by clause (b) of the third paragraph of
Section 303.

Section 302. Denominations.

          Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Debt Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.

          Unless otherwise provided as contemplated by Section 301 with respect to any series of Debt Securities, or any Tranche thereof, the Debt Securities shall be executed on behalf of the Company by an Authorized Officer and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by any other Authorized Officer. The signature of any or all of these officers on the Debt Securities may be manual or facsimile.

          Debt Securities bearing the manual or facsimile signatures of individuals who were at the time of execution Authorized Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

          The Trustee shall authenticate and deliver Debt Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

          (a) the instrument or instruments establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

          (b) a Company Order requesting the authentication and delivery of such Debt Securities and, to the extent that the terms of such Debt Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Sections 201 and 301, either (i) establishing such terms or (ii) in the case of Debt Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above;

          (c) the Debt Securities of such series, executed on behalf of the Company by an Authorized Officer;

          (d) an Opinion of Counsel to the effect that:

               (i) the form or forms of such Debt Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

               (ii) the terms of such Debt Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

               (iii) assuming authentication and delivery by the Trustee and subject to any conditions specified in such Opinion of Counsel, such Debt Securities will have been duly issued under this Indenture and will be legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

provided, however, that, with respect to Debt Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of such Debt Securities (provided that such Opinion of Counsel addresses the authentication and delivery of all Debt Securities of such series) and that in lieu of the opinions described in clauses (ii) and (iii) above Counsel may opine that:

               (x) when the terms of such Debt Securities shall have been established pursuant to a Company Order or Orders or pursuant to such procedures (acceptable to the Trustee) as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

               (y) such Debt Securities, when authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          With respect to Debt Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Debt Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Debt Securities of such series unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Debt Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Debt Securities do not violate any rules, regulations or orders of any Governmental Authority having jurisdiction over the Company.

          If the form or terms of the Debt Securities of any series have been established by or pursuant to a Board Resolution or an Officer's Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will materially or adversely affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Unless otherwise specified as contemplated by Section 301 with respect to any series of Debt Securities, or any Tranche thereof, each Debt Security shall be dated the date of its authentication.

          Unless otherwise specified as contemplated by Section 301 with respect to any series of Debt Securities, or any Tranche thereof, no Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Debt Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Debt Security to the Debt Security Registrar for cancellation as provided in
Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Debt Security has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

Section 304. Temporary Debt Securities.

          Pending the preparation of definitive Debt Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debt Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as evidenced by their execution of such Debt Securities; provided, however, that temporary Debt Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

          Unless otherwise specified as contemplated by Section 301 with respect to the Debt Securities of any series, or any Tranche thereof, after the preparation of definitive Debt Securities of such series or Tranche, the temporary Debt Securities of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Debt Securities of such series or Tranche, upon surrender of such temporary Debt Securities at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such Debt Securities. Upon such surrender of temporary Debt Securities, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Debt Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

          Until exchanged in full as hereinabove provided, temporary Debt Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

Section 305. Registration, Registration of Transfer and Exchange.

          The Company shall cause to be kept in each office designated pursuant to Section 602, with respect to the Debt Securities of each series or any Tranche thereof, a register (all registers kept in accordance with this Section being collectively referred to as the "Debt Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debt Securities of such series or Tranche and the registration of transfer thereof. The Company shall designate one Person to maintain the Debt Security Register for the Debt Securities of each series on a consolidated basis, and such Person is referred to herein, with respect to such series, as the "Debt Security Registrar". Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which a register with respect to the Debt Securities of one or more series, or any Tranche or Tranches thereof, shall be maintained, and the Company may designate itself the Debt Security Registrar with respect to one or more of such series. The Debt Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

          Except as otherwise specified as contemplated by Section 301 with respect to the Debt Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Debt Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debt Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

          Except as otherwise specified as contemplated by Section 301 with respect to the Debt Securities of any series, or any Tranche thereof, any Debt Security of such series or Tranche may be exchanged at the option of the Holder, for one or more new Debt Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Debt Securities to be exchanged at any such office or agency. Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities which the Holder making the exchange is entitled to receive.

          All Debt Securities delivered upon any registration of transfer or exchange of Debt Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

          Every Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Debt Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Debt Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

          Unless otherwise specified as contemplated by Section 301 with respect to Debt Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debt Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer.

          The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Debt Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the day of the mailing of a notice of redemption of the Debt Securities of such series or Tranche is to be given or (b) any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

          None of the Company, the Trustee, any Paying Agent or the Debt Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 306. Mutilated, Destroyed, Lost and Stolen Debt Securities.

          If any mutilated Debt Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debt Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Debt Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debt Security is held by a Person purporting to be the owner of such Debt Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debt Security, a new Debt Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security.

          Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Debt Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone other than the Holder of such new Debt Security, and any such new Debt Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of such series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

Section 307. Payment of Interest and Additional Interest; Interest Rights Preserved.

          Unless otherwise specified as contemplated by Section 301 with respect to the Debt Securities of any series, or any Tranche thereof, interest and Additional Interest on any Debt Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest.

          [Subject to Section 312] any interest on any Debt Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Debt Securities) are registered at the close of business on a date (herein called a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debt Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debt Securities of such series at the address of such Holder as it appears in the Debt Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Debt Securities) are registered at the close of business on such Special Record Date.

          (b) The Company may make payment of any Defaulted Interest on the Debt Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the

    Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section and Section 305, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest (including any Additional Interest) accrued and unpaid, and to accrue, which were carried by such other Debt Security.

Section 308. Persons Deemed Owners.

          Prior to due presentment of a Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debt Security is registered as the absolute owner of such Debt Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest (including Additional Interest), if any, on such Debt Security and for all other purposes whatsoever, whether or not such Debt Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation by Debt Security Registrar.

          All Debt Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Debt Security Registrar, be delivered to the Debt Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Debt Security Registrar. The Company may at any time deliver to the Debt Security Registrar for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Debt Securities so delivered shall be promptly canceled by the Debt Security Registrar. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All certificates representing canceled Debt Securities held by the Debt Security Registrar shall be disposed of in accordance with the customary practices of the Debt Security Registrar at the time in effect, and the Debt Security Registrar shall not be required to destroy any such certificates. The Debt Security Registrar, if other than the trustee, shall promptly deliver a certificate of disposition with respect to such disposed certificates to the Trustee and the Company unless, by a Company Order, similarly delivered, the Company shall direct that canceled Debt Securities be returned to it. The Debt Security Registrar shall promptly deliver evidence of any cancellation of a Debt Security in accordance with this Section to the Trustee and the Company. If the Trustee is the entity acting as Debt Security Registrar, it shall promptly deliver to the Company a certificate of disposition with respect to any certificates disposed of and/or evidence of any cancellation of a Debt Security, in each case in accordance with this Section, if so requested by a Company Order.

Section 310. Computation of Interest.

          Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, or any Tranche thereof, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and on the basis of the actual number of days elapsed within any month in relation to the deemed 30 days of such month.

Section 311. Payment to be in Proper Currency.

          In the case of the Debt Securities of any series, or any Tranche thereof, denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise specified with respect to such Debt Securities as contemplated by Section 301, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable.
If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

[Section 312.  Deferrals of Interest Payment Dates.

          If specified as contemplated by Section 301 with respect to the Debt Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Debt Securities for such period or periods (each an "Extension Period") not to exceed the number of consecutive quarterly, semi-annual or other periods that equal five years with respect to each Extension Period, during which Extension Periods the Company shall, if so specified as contemplated by Section 301, have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period, the Company shall pay all interest then accrued and unpaid on the Debt Securities (together with Additional Interest thereon, if any, at the rate specified for the Debt Securities of such series to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Debt Securities of such series; and provided further, however, that, during any such Extension Period, the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the

Company that rank pari passu in all respects with or junior in interest to the Debt Securities of such series (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or shareholder stock purchase plan, (b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's then outstanding indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in the form of capital stock in connection with any Rights Plan, or the issuance of rights to capital stock under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Event of Default has occurred and is continuing and provided further, that no Extension Period shall exceed the period or periods specified in such Debt Securities, extend beyond the Stated Maturity of the principal of such Debt Securities or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest as and to the extent as may be specified as contemplated by Section 301. The Company shall give the Holders of the Debt Securities of such series and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Debt Securities of such series would be payable but for such deferral or, with respect to any Debt Securities of a series issued to a Trust, so long as any such Debt Securities are held by such Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Trust Preferred Securities of such Trust would be payable but for such deferral and (ii) the date on which the Property Trustee of such Trust is required to give notice to holders of such Trust Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date.

          The Trustee shall promptly give notice of the Company's election to begin any such Extension Period to the Holders of the Outstanding Debt Securities of such series.]

[Section 313.  Right to Set-off.

          With respect to the Debt Securities of a series initially issued to a Trust, notwithstanding anything to the contrary herein, the Company shall have the right to set off any payment it is otherwise required to make in respect of any such Debt Security to the extent the

Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee relating to such Debt Security or to a holder of Trust Preferred Securities pursuant to an action undertaken under
Section 808 of this Indenture.]

[Section 314.  Shortening or Extension of Stated Maturity.


          If specified as contemplated by Section 301 with respect to the Debt Securities of a particular series, the Company shall have the right to (i) shorten the Stated Maturity of the principal of the Debt Securities of such series at any time to any date and (ii) extend the Stated Maturity of the principal of the Debt Securities of such series at any time at its election for one or more periods, provided that, if the Company elects to exercise its right to extend the Stated Maturity of the principal of the Debt Securities of such series pursuant to clause (ii) above, at the time such election is made and at the time of extension, such conditions as may be specified in such Debt Securities shall have been satisfied.]


                                    ARTICLE IV

                         Redemption of Debt Securities
                         -----------------------------

Section 401.  Applicability of Article.

          Debt Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Debt Securities of such series or Tranche) in accordance with this Article.

Section 402. Election to Redeem; Notice to Trustee.

          The election of the Company to redeem any Debt Securities shall be evidenced by a Board Resolution and/or an Officer's Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee[ and, in the case of Debt Securities of a series held by a Trust, the Property Trustee under the related Trust Agreement,] in writing of such Redemption Date and of the principal amount of such Debt Securities to be redeemed. In the case of any redemption of Debt Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Debt Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

Section 403. Selection of Debt Securities to be Redeemed.

          If less than all the Debt Securities of any series, or any Tranche thereof, are to be redeemed, the particular Debt Securities to be redeemed shall be selected by the Trustee from the Outstanding Debt Securities of such series or Tranche not previously called for redemption, by such method as shall be provided for any particular series, or, in the absence of any such provision, by such method of random selection as the Trustee shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or Tranche or any integral multiple thereof) of the principal amount of Debt Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Debt Securities of such series or Tranche; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Debt Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Debt Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Debt Securities which have not been so tendered.

          If the Debt Securities are then held in the form of a Global Security, the Trustee shall select Debt Securities to be redeemed in accordance with the customary procedures for the Depositary.

          The Trustee shall promptly notify the Company and the Debt Security Registrar in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Securities which has been or is to be redeemed.

Section 404. Notice of Redemption.

          Notice of redemption shall be given in the manner provided in Section 106 to the Holders of the Debt Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

          All notices of redemption shall state:

          (a)  the Redemption Date,

          (b)  the Redemption Price,

          (c) if less than all the Debt Securities of any series or Tranche are to be redeemed, the identification of the particular Debt Securities to be redeemed and the portion of the principal amount of any Debt Security to be redeemed in part,

          (d) that on the Redemption Date, the Redemption Price, together with accrued interest (including Additional Interest), if any, to the Redemption Date, will become due and payable upon each such Debt Security to be redeemed and, if applicable and provided that the Redemption Price is received by the Paying Agent or Agents on or prior to the

     Redemption Date, that interest (including any Additional Interest) thereon will cease to accrue on and after said date,

          (e) the place or places where such Debt Securities are to be surrendered for payment of the Redemption Price and accrued interest (including Additional Interest), if any, unless it shall have been specified as contemplated by Section 301 with respect to such Debt Securities that such surrender shall not be required,

          (f) that the redemption is for a sinking or other fund, if such is the case, and

          (g) such other matters as the Company shall deem desirable or appropriate (including CUSIP numbers with respect to such Debt Securities, if the Company shall so elect, in which event such notice of redemption may contain a disclaimer as to the correctness of such numbers either as printed on the Debt Securities or on such notice of redemption).

          Unless otherwise specified with respect to any Debt Securities in accordance with Section 301, with respect to any notice of redemption of Debt Securities at the election of the Company, unless, upon the giving of such notice, such Debt Securities shall be deemed to have been paid in accordance with Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Debt Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest (including Additional Interest), if any, on such Debt Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Debt Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Debt Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Debt Securities which had been surrendered for payment upon such redemption.

          Notice of redemption of Debt Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Debt Security Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Debt Securities shall be given by the Debt Security Registrar in the name and at the expense of the Company.

Section 405. Debt Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Debt Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest (including Additional Interest), if any) such Debt Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with such notice, such Debt Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest (including Additional Interest), if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Debt Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Debt Security, any installment of interest on any Debt Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Debt Security, or one or more Predecessor Debt Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Debt Security and subject to the provisions of Section 307.

Section 406. Debt Securities Redeemed in Part.

          Upon the surrender of any Debt Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security, without service charge, a new Debt Security or Debt Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered.

[Section 407.  Right of Redemption of Securities Initially Issued to a Trust.

          In the case of the Debt Securities of a series initially issued to a Trust, except as otherwise specified as contemplated by Section 301, the Company, at its option, may redeem such Debt Securities (i) on or after the date specified in such Debt Security, in whole at any time or in part from time to time, or (ii) upon the occurrence and during the continuation of a Tax Event or an Investment Company Event, at any time within 90 days following the occurrence and during the continuation of such Tax Event or Investment Company Event, in whole (but not in part), in each case at a Redemption Price specified in such Debt Security, together with accrued interest (including Additional Interest) to the Redemption Date.]

                                    ARTICLE V

                                 Sinking Funds
                                 -------------

Section 501.  Applicability of Article.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of the Debt Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Debt Securities of such series or Tranche.

          The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment." If provided for by the terms of Debt Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 502. Each sinking fund payment shall be applied to the redemption of Debt Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Debt Securities.

Section 502. Satisfaction of Sinking Fund Payments with Debt Securities.


          The Company (a) may deliver to the Trustee Outstanding Debt Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Debt Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Debt Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Debt Securities shall have been previously so applied. Debt Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 503. Redemption of Debt Securities for Sinking Fund.

          Not less than 45 days prior to each sinking fund payment date for the Debt Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer's Certificate specifying:

          (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

          (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

          (c) the aggregate sinking fund payment;

          (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash; and

          (e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Debt Securities of such series or Tranche pursuant to Section 502 and stating the basis for such credit and that such Debt Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Debt Securities to be so delivered.

          If the Company shall not have delivered such Officer's Certificate and, to the extent applicable, all such Debt Securities, on or prior to the 45/th/ day prior to such sinking fund payment date, the sinking fund payment for such series or Tranche in respect of such sinking fund payment date shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and the Debt Security Registrar shall cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.

                                  ARTICLE VI
                                  ----------

                                   Covenants
                                   ---------

Section 601.  Payment of Principal, Premium and Interest.

          The Company shall pay the principal of and premium, if any, and interest (including Additional Interest), if any, on the Debt Securities of each series in accordance with the terms of such Debt Securities and this Indenture.

Section 602. Maintenance of Office or Agency.

          The Company shall maintain in each Place of Payment for the Debt Securities of each series, or any Tranche thereof, an office or agency where payment of such Debt Securities shall be made, where the registration of transfer or exchange of such Debt Securities may be effected and where notices and demands to or upon the Company in respect of such Debt Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Debt Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Debt Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

          The Company may also from time to time designate one or more other offices or agencies with respect to the Debt Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the Debt Securities of such series or Tranche no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Debt Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

          Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

Section 603. Money for Debt Securities Payments to be Held in Trust.

          If the Company shall at any time act as its own Paying Agent with respect to the Debt Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest (including Additional Interest), if any, on any of such Debt Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest (including Additional Interest) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Debt Securities) to make any payment of principal of or premium, if any, or interest (including Additional Interest), if any, on such Debt Securities.

          Whenever the Company shall have one or more Paying Agents for the Debt Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest (including Additional Interest), if any, on such Debt Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest (including Additional Interest) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest (including Additional Interest), and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

          The Company shall cause each Paying Agent for the Debt Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

          (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest (including Additional Interest), if any, on such Debt Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any failure by the Company (or any other obligor upon such Debt Securities) to make any payment of principal of or premium, if any, or interest (including Additional Interest), if any, on such Debt Securities; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

          The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article VII; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest (including Additional Interest), if any, on any Debt Security and remaining unclaimed for two years after such principal and premium, if any, or interest (including Additional Interest) has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Debt Security shall, as an unsecured general creditor and not as a Holder of an Outstanding Debt Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

Section 604.  Corporate Existence.

          Subject to the rights of the Company under Article XI, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 605. Maintenance of Properties.

          The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

Section 606. Annual Officer's Certificate as to Compliance.

          Not later than ______________ in each year, commencing _______________, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating whether, to such officer's knowledge, the Company is in compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture, and making any other statements as may be required by the provisions of Section 314(a)(4) of the Trust Indenture Act.

Section 607. Waiver of Certain Covenants.

          The Company[, subject to the rights of holders of Trust Preferred Securities specified in Section 1202,] may omit in any particular instance to comply with any term, provision or condition set forth in (a) Section 602 or any additional covenant or restriction specified with respect to the Debt Securities of any series, or any Tranche thereof, as contemplated by Section 301 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of all series and Tranches with respect to which compliance with Section 602 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Sections 604, 605, 606 or Article XI if before the time for such compliance the Holders of at least a majority in principal amount of Debt Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

[Section 608.  Additional Sums.

          In the case of the Debt Securities of a series initially issued to a Trust, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 301, if (i) a Trust is the Holder of all of the Outstanding Debt Securities of such series and (ii) a Tax Event has occurred and is continuing in respect of such Trust, the Company shall pay to such Trust (and its permitted successors or assigns under the related Trust Agreement) for so long as such Trust (or its permitted successor or assignee) is the registered holder of the Outstanding Debt Securities of such series, such additional sums as may be necessary in order that the amount of Distributions (as defined in such Trust Agreement), including any Additional Amounts (as defined in such Trust Agreement), then due and payable by such Trust on the related Trust Preferred Securities and Trust Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of such Additional Taxes (the "Additional Sums"). Whenever in this Indenture or the Debt Securities there is a reference in any context to the payment of principal of or interest on the Debt Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 312 on the Securities shall not defer the payment of any Additional Sums that may be due and payable.]

[Section 609.  Additional Covenants.

          The Company covenants with each Holder of Debt Securities of a series issued to a Trust (i) to hold, directly or indirectly, 100% of the Trust Common Securities of such Trust, provided that any permitted successor of the Company as provided under Section 1102 may succeed to the Company's ownership of such Trust Common Securities, (ii) as holder of such Trust Common Securities, not to voluntarily terminate, wind up or liquidate such Trust, other than (a) in connection with a distribution of the Debt Securities of such series to the holders of the related Trust Preferred Securities in liquidation of such Trust, or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement, and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Trust to continue to be taxable as a grantor trust for United States Federal income tax purposes.]

                                   ARTICLE VII

                           Satisfaction and Discharge
                           --------------------------

Section 701.  Satisfaction and Discharge of Debt Securities.

          Any Debt Security or Debt Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

          (a) money in an amount which shall be sufficient, or

          (b) in the case of a deposit made prior to the Maturity of such Debt Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

          (c) a combination of (a) or (b) which shall be sufficient, to pay when due the principal of and premium, if any, and interest (including Additional Interest), if any, due and to become due on such Debt Securities or portions thereof on or prior to Maturity; provided, however, that in the case of the provision for payment or redemption of less than all the Debt Securities of any series or Tranche, such Debt Securities or portions thereof shall have been selected by the Trustee as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying
Agent:

               (x) if such deposit shall have been made prior to the Maturity of such Debt Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 703;

               (y) if Eligible Obligations shall have been deposited, an Opinion of Counsel that the obligations so deposited constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

               (z) if such deposit shall have been made prior to the Maturity of such Debt Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Debt Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

          If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Debt Securities, or any portion of the principal amount thereof, as contemplated by this section, the Company shall not deliver an Officer's Certificate described in clause (z) above unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this Indenture, the Holders of such Debt Securities, or portions thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

          Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses
(x), (y) and (z) above, the Trustee
shall, upon receipt of a Company Request, acknowledge in writing that the Debt Security or Debt Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the first paragraph of this Section shall have been satisfied in respect of any Debt Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause (z) shall not have been delivered, such Debt Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Debt Securities or portions thereof shall nevertheless be no longer entitled to the benefits of this Indenture or of any of the covenants of the Company under Article VI (except the covenants contained in Sections 602 and 603) or any other covenants made in respect of such Debt Securities or portions thereof as contemplated by Section 301, but the indebtedness of the Company in respect of such Debt Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Debt Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon receipt of a Company Request, the Trustee shall acknowledge in writing that such Debt Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

          If payment at Stated Maturity of less than all of the Debt Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Debt Securities, or portions of principal amount thereof, in the manner specified by
Section 403 for selection for redemption of less than all the Debt Securities of a series or Tranche.

          In the event that Debt Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Debt Securities, to the Holders of such Debt Securities to the effect that such deposit has been made and the effect thereof.

          Notwithstanding that any Debt Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Debt Securities under Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603, 907, 914 and 915 and this Article shall survive.

          The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

          Anything herein to the contrary notwithstanding, (a) if, at any time after a Debt Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied or discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Debt Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Debt Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Debt Security shall be subject to the provisions of the last paragraph of Section 603.

Section 702. Satisfaction and Discharge of Indenture.

          This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a) no Debt Securities remain Outstanding hereunder; and

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of Section 701, any Debt Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

          Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603, 907, 914 and 915 and this Article shall survive.

          Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Debt Securities other than money and Eligible Obligations held by the Trustee pursuant to Section 703.

Section 703. Application of Trust Money.

          Neither the Eligible Obligations nor the money deposited pursuant to
Section 701, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of, and premium, if any, and interest (including Additional Interest), if any, on, the Debt Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default, or an event which, with the giving of notice or the passage of time, would become an Event of Default, any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of Section 701 maturing at such times and in such amounts as shall be sufficient to pay when due the principal of and premium, if any, and interest (including Additional Interest), if any, due and to become due on such Debt Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by
Section 907; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, or an event which, with the giving of notice or the passage of time, would become an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Debt Securities in excess of the amount required to pay the principal of and premium, if any, and interest (including Additional Interest), if any, then due on such Debt Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that if an Event of Default, or an event which, with the giving of notice or the passage of time, would become an Event of Default, shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default, or event which, with the giving of notice or the passage of time, would become an Event of Default, shall have been waived or cured. [Money held by the Trustee under this Section shall not be subject to the claims of the holders of Senior Indebtedness under
Article XV.]

                                   ARTICLE VIII

                          Events of Default; Remedies
                          ---------------------------
Section 801.  Events of Default.

          "Event of Default", wherever used herein with respect to Debt Securities of any series, means any one of the following events:

          (a) failure to pay interest (including Additional Interest), if any, on any Debt Security of such series within thirty (30) days after the same becomes due and payable[ (whether or not payment is prohibited by the provisions of Article XV hereof); provided, however, that a valid extension of the interest payment period by the Company as contemplated in Section 312 of this Indenture shall not constitute a failure to pay interest for this purpose]; or

          (b) failure to pay the principal of or premium, if any, on any Debt Security of such series when due and payable[(whether or not payment is prohibited by the provisions of Article XV hereof]; or

          (c) failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Debt Securities other than such series) for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 33% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Debt Securities of such series not less than the principal amount of Debt Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Debt Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period for a maximum of one hundred twenty (120) days if corrective action is initiated by the Company within such period and is being diligently pursued; or

          (d) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

          (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

          (f) any other Event of Default specified with respect to Debt Securities of such series.

Section 802. Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default due to the default in payment of principal of, or premium, if any, or interest (including Additional Interest) on, any series of Debt Securities or due to the default in the performance or breach of any other covenant or warranty of the Company applicable to the Debt Securities of such series but not applicable to all Outstanding Debt Securities shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in principal amount of the Debt Securities of such series may then declare the principal amount (or, if any of the Debt Securities of such series are Discount Debt Securities, such portion of the principal amount as may be specified in the terms thereof as contemplated by Section 301) of all Debt Securities of such series and premium, if payment of any thereof be in default, and interest (including Additional Interest) accrued thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders); provided that, in the case of the Debt Securities of a series issued to a Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 33% in principal amount of the Outstanding Debt Securities of such series fail to declare the principal of all the Outstanding Debt Securities of such series to be immediately due and payable, the holders of at least 33% in aggregate Liquidation Amount of the related series of Trust Preferred Securities issued by such Trust then outstanding shall have the right to make such declaration by notice in writing to the Company and the Trustee.
If an Event of Default due to default in the performance of any other of the covenants or warranties herein applicable to all Outstanding Debt Securities or an Event of Default specified in Section 801(d) or (e) shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in principal amount of all Debt Securities then Outstanding (considered as one class), and not the Holders of the Debt Securities of any one of such series, may declare the principal amount (or, if any of the Debt Securities are Discount Debt Securities, such portion of the principal amount of such Debt Securities as may be specified in the terms thereof as contemplated by Section 301) of all Debt Securities and premium, if payment of any thereof be in default, and interest accrued thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders). As a consequence of each such declaration (herein referred to as a declaration of acceleration) with respect to Debt Securities of any series, the principal amount (or portion thereof in the case of Discount Debt Securities) of such Debt Securities, premium, if any, and interest (including Additional Interest) accrued thereon shall become due and payable immediately[ (provided that the payment of principal of, premium, if any, and interest (including Additional Interest) on such Debt Securities shall remain subordinated to the extent provided in Article XV hereof)].

          With respect to a series of Debt Securities to which a credit enhancement is applicable, the applicable supplemental indenture may provide that the provider of such credit enhancement may, if default has occurred and is continuing with respect to such series, have all or any part of the rights with respect to remedies that would otherwise have been exercisable by the Holders of Debt Securities of that series.

          At any time after such a declaration of acceleration with respect to Debt Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

          (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

               (1) all overdue interest on all Debt Securities of such series;

               (2) the principal of and premium, if any, on any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate or rates prescribed therefor in such Debt Securities;

               (3) any accrued Additional Interest on all Debt Securities of such series;

               (4) all amounts due to the Trustee under Section 907;

          and

          (b) any other Event or Events of Default with respect to Debt Securities of such series, other than the non-payment of the principal of Debt Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in
     Section 813.

     No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 803. Collection of Indebtedness and Suits for Enforcement by Trustee.

          If an Event of Default described in clause (a) or (b) of Section 801 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Debt Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Debt Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, (i) interest on premium, if any, (ii) interest on any overdue principal and (iii) Additional Interest, at the rate or rates prescribed therefor in such Debt Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907.

          If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Debt Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities, wherever situated.

          If an Event of Default with respect to Debt Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 804. Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debt Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest (including Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest (including Additional Interest), if any, owing and unpaid in respect of the Debt Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 907) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 805. Trustee May Enforce Claims Without Possession of Debt Securities.

          All rights of action and claims under this Indenture or the Debt Securities may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

Section 806. Application of Money Collected.

          [Subject to the provisions of Article XV,] any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest (including Additional Interest), if any, upon presentation of the Debt Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: To the payment of all amounts due the Trustee under Section
     907;

          Second: To the payment of the amounts then due and unpaid upon the Debt Securities for principal of and premium, if any, and interest (including Additional Interest), if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal, premium, if any, and interest (including Additional Interest), if any, respectively; and

          Third: To the payment of the remainder, if any, to the Company, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section 807. Limitation on Suits.

          No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Debt Securities of such series;

          (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

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

          (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 808. Unconditional Right of Holders to Receive Principal, Premium and
             Interest[; Direct Action by Holders of Trust Preferred Securities.]

          Notwithstanding any other provision in this Indenture, the Holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307[ and 312]) interest (including Additional Interest), if any, on such Debt Security on the Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. [In the case of Debt Securities of a series originally issued to a Trust, any registered holder of the series of Trust Preferred Securities issued by such Trust shall have the right, upon the occurrence of an Event of Default described in Section 801(a) or 801(b), to institute a suit directly against the Company for enforcement of payment to such holder of principal of, premium, if any, and (subject to Sections 307 and 312) interest (including Additional Interest), if any, on the Debt Securities having a principal amount equal to the aggregate Liquidation Amount of such Trust Preferred Securities held by such holder.]

Section 809. Restoration of Rights and Remedies.

          If the Trustee or any Holder [or any holder of Trust Preferred Securities issued by any Trust] has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder[ or to such holder of Trust Preferred Securities], then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder[ and such holder of Trust Preferred Securities] shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder[ and such holder of Trust Preferred Securities] shall continue as though no such proceeding had been instituted.

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

Section 810. Rights and Remedies Cumulative.

          Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 811. Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder [or any holder of any Trust Preferred Security] to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders[,and the right and remedy given to the holders of Trust Preferred Securities by Section 808,] may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders [or by the holders of Trust Preferred Securities], as the case may be.

Section 812. Control by Holders of Debt Securities.

          If an Event of Default shall have occurred and be continuing in respect of a series of Debt Securities, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debt Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Debt Securities, the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Debt Securities of any one of such series; and provided, further, that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not in the Trustee's reasonable discretion be adequate, and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Before proceeding to exercise any right or power hereunder at the direction of such Holders, the Trustee shall be entitled to receive from such Holders reasonable security or indemnity, against the costs, expenses and liabilities which might be incurred by it in compliance with any such direction.

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

Section 813.   Waiver of Past Defaults.

          The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of such series [and, in the case of any Debt Securities of a series initially issued to a Trust, the holders of a majority in aggregate Liquidation Amount of the Trust Preferred Securities issued by such Trust may on behalf of the holders of all the Trust Preferred Securities issued by such Trust,] waive any past default hereunder with respect to such series and its consequences, except a default

          (a) in the payment of the principal of or premium, if any, or interest (including Additional Interest), if any, on any Debt Security of such series, or

          (b) in respect of a covenant or provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 814.   Undertaking for Costs.

          The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Debt Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest (including Additional Interest), if any, on any Debt Security on or after the Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on or after the Redemption Date).

Section 815.   Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE IX

                                  The Trustee
                                  -----------

Section 901.   Certain Duties and Responsibilities.

          (a) The Trustee shall have and be subject to all the duties and responsibilities specified with respect to an indenture trustee in the Trust Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee. For purposes of Sections 315(a) and 315(c) of the Trust Indenture Act, the term "default" is hereby defined as an Event of Default which has occurred and is continuing.

          (b) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default of which a Responsible Officer of the Trustee has actual knowledge has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred

               (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

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

          (d) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts.

          (e) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Holders of Debt Securities pursuant to Section 812, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity, satisfactory to the Trustee in its reasonable judgment, against such risk or liability is not reasonably assured to it.

          (g) Notwithstanding anything contained in this Indenture to the contrary, the duties and responsibilities of the Trustee under this Indenture shall be subject to the protections, exculpations and limitations on liability afforded to the Trustee under the provisions of the Trust Indenture Act, including those provisions of such Act deemed by such Act to be included herein.

          (h) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 902.   Notice of Defaults.

          The Trustee shall give the Holders notice of any default hereunder with respect to the Debt Securities of any series to the Holders of Debt Securities of such series of which it has knowledge (within the meaning of Section 903(h) hereof) in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in
Section 801(c), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.


Section 903.   Certain Rights of Trustee.

          Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture Act:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice,

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

     request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Debt Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the default or Event of Default or (2) written notice of such default or Event of Default (which shall state that such notice is a "Notice of Default" or a "Notice of an Event of Default" hereunder, as the case may be) shall have been given to the Trustee by the

     Company, any other obligor on such Debt Securities or by any Holder of such Debt Securities.

Section 904.   Not Responsible for Recitals or Issuance of Debt Securities.

          The recitals contained herein and in the Debt Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Debt Securities or the proceeds thereof.

Section 905.   May Hold Debt Securities.

          Each of the Trustee, any Authenticating Agent, any Paying Agent, any Debt Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Debt Security Registrar or such other agent.

Section 906.   Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

Section 907.   Compensation and Reimbursement.

          The Company shall

          (a) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture, including the costs of collection (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence, willful misconduct or bad faith;

          (c) indemnify the Trustee and hold it harmless from and against any and all losses, demands, claims, liabilities, causes of action or expenses (including reasonable attorney's fees and expenses) incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder (including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, demand, claim, liability, cause of action or expense may be attributable to its negligence, willful misconduct or bad faith) and assume the defense of the Trustee with counsel acceptable to the Trustee, unless the Trustee shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company[; and

          (d) pay all debts and obligations (other than with respect to the Trust Preferred Securities and the Trust Common Securities) and all reasonable costs and expenses of any Trust to which Debt Securities are originally issued (including without limitation all reasonable costs and expenses relating to the organization of such Trust, the fees and expenses of the trustees and all costs and expenses relating to the operation of such Trust) and to pay any and all taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed on such Trust by the United States, or any taxing authority, so that the net amounts received and retained by such Trust and its Property Trustee after paying such expenses will be equal to the amounts such Trust and its Property Trustee would have received had no such costs or expenses been incurred by or imposed on such Trust; provided that (i) the foregoing obligations of the Company pursuant to this clause (d) are for the benefit of, and shall be enforceable by, any person to whom any such debts, obligations, costs, expenses and taxes are owed (each, a "Creditor") whether or not such Creditor has received notice thereof; (ii) any such Creditor may enforce such obligations directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against such Trust or any other person before proceeding against the Company; and (iii) the Company shall execute such additional agreements as may be necessary or desirable to give full effect to the foregoing].

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Debt Securities upon all property and funds held or collected by the Trustee as such other than property and funds held in trust under Section 703 (except as otherwise provided in Section 703). "Trustee" for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

          When a Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 801(d) or Section 801(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive termination of this Indenture.

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

Section 908.   Disqualification; Conflicting Interests.

          If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee shall not be deemed to have a conflicting interest by virtue of being a Trustee under (i) this Indenture with respect to Debt Securities of more than one series, (ii) the Indenture (For [Subordinated] Debt Securities), dated as of _____________, 200_, or (iii) the Mortgage and Deed of Trust, dated as of May 1, 1940, as supplemented, or with respect to the securities issued thereunder. [Each Guarantee with respect to a Trust shall be deemed to be sufficiently described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.]

Section 909.   Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be

          (a) a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or State authority, or

          (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 910.   Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 911.

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

          (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Trustee and to the Company.

          (d)  If at any time:

               (1) the Trustee shall fail to comply with Section 908 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 909 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Debt Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in clause (y) in subsection (d) of this Section), with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 911. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 911, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 911, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

          (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 911, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

          (g) The Company or, should the Company fail so to act promptly, the successor Trustee, at the expense of the Company, shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Debt Securities of such series as their names and addresses appear in the Debt Security Register. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its corporate trust office.

Section 911. Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or
     (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 912.   Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities.

Section 913.  Preferential Collection of Claims Against Company.

          If the Trustee shall be or become a creditor of the Company or any other obligor upon the Debt Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act:

          (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 914.  Co-trustees and Separate Trustees.

          At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least thirty-three per centum (33%) in principal amount of the Debt Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

          Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

          Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

          (a) the Debt Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

          (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

          (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company.
     Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

          (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

          (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 915.   Appointment of Authenticating Agent.

          The Trustee may appoint an Authenticating Agent or Agents with respect to the Debt Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Debt Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Debt Securities so authenticated shall be entitled to the benefits of this

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

Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving 45 days written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          The provisions of Sections 308, 904 and 905 shall be applicable to each Authenticating Agent.

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

          If an appointment with respect to the Debt Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Debt Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

          This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:___________________________

                                         By___________________________
                                              As Trustee


                                         By___________________________
                                              As Authenticating Agent


                                         By___________________________
                                              Authorized Signatory

          If all of the Debt Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Debt Securities upon original issuance located in a Place of Payment where the Company wishes to have Debt Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Debt Securities.

                                    ARTICLE X

               Holders' Lists and Reports by Trustee and Company
               -------------------------------------------------

Section 1001.  Lists of Holders.


          Semiannually, not later than _______________ and _______________ in each year, commencing with the year 200_, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Debt Security Registrar. Every holder of Debt Securities by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor

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

any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Debt Securities in accordance with Section 312 of the Trust Indenture Act, or any successor section of such Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trustee Indenture Act, or any successor section of such Act.

Section 1002.  Reports by Trustee and Company.

          Annually, not later than _______________ in each year, commencing _______________, the Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Debt Securities are listed, a report, dated as of the next preceding _______________, with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Debt Securities are listed, and the Company shall file with the Trustee (within thirty (30) days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

          The Company shall notify the Trustee of the listing of any Debt Securities on any securities exchange. Delivery of such reports, information and documents by the Company to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                    ARTICLE XI

              Consolidation, Merger, Conveyance or Other Transfer
              ---------------------------------------------------

Section 1101.  Company May Consolidate, Etc., Only on Certain Terms.

          The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless

          (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest (including

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

     Additional Interest), if any, on all Outstanding Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction and treating any indebtedness for borrowed money which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (c) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

Section 1102.  Successor Corporation Substituted.

          Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1101, the successor corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Debt Securities Outstanding hereunder.

                                   ARTICLE XII

                            Supplemental Indentures
                            -----------------------

Section 1201.  Supplemental Indentures Without Consent of Holders.


          Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Debt Securities, all as provided in Article XI; or

          (b) to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding Debt Securities of one or more specified series, or one or more specified Tranches thereof, or to surrender any right or power herein conferred upon the Company; or

          (c) to add any additional Events of Default with respect to all or any series of Debt Securities Outstanding hereunder; or

          (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Debt Securities of any series or Tranche Outstanding on the date of such indenture supplemental hereto in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only pursuant to the provisions of Section 1202 hereof or when no Debt Security of such series or Tranche remains Outstanding; or

          (e)  to provide collateral security for the Debt Securities; or

          (f) to establish the form or terms of Debt Securities of any series or Tranche as contemplated by Sections 201 and 301; or

          (g) to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

          (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

          (i) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Debt Securities; or to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

          (j) to change any place or places where (1) the principal of and premium, if any, and interest (including Additional Interest), if any, on all or any series of Debt Securities, or any Tranche thereof, shall be payable, (2) all or any series of Debt Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Debt Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Debt Securities, or any Tranche thereof, and this Indenture may be served; or

          (k) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; provided that no such changes or additions shall adversely affect the interests of the Holders of Debt Securities of any series or Tranche in any material respect[ or, in the case of the Debt Securities of a series issued to a Trust and for so long as any of the corresponding series of Trust Preferred Securities issued by such Trust shall remain outstanding, the holders of such Trust Preferred Securities].

          Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

          (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or

          (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

Section 1202.  Supplemental Indentures With Consent of Holders.

          With the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Debt Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Debt Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Debt Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Debt Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

          (a) change the Stated Maturity of the principal of, or any installment of principal of or interest (including Additional Interest) on[ (except as provided in Section 312 hereof)] any Debt Security, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Debt Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802, or change the coin or currency (or other property), in which any Debt Security or any premium or the interest (including any Additional Interest) thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Debt Security (or, in the case of redemption, on or after the Redemption Date), without, in any such case, the consent of the Holder of such Debt Security, or

          (b) reduce the percentage in principal amount of the Outstanding Debt Securities of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Debt Security of such series or Tranche, or

          (c)  modify any of the provisions of this Section, Section 607 or
     Section 813 with respect to the Debt Securities of any series, or any Tranche thereof (except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby); provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 911(b), 914 and 1201(h)[;

provided, further, that, in the case of the Debt Securities of a series originally issued to a Trust, so long as any of the corresponding series of Trust Preferred Securities issued by such Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Trust Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount of such Trust Preferred Securities then outstanding unless and until the principal of (and premium, if any, on) the Debt Securities of such series and all accrued and (subject to Section 307) unpaid interest (including any Additional Interest) thereon have been paid in full or provision therefor shall have been made in accordance with Article VII, and (ii) no amendment shall be made to Section 808 of this Indenture that would impair the rights of the holders of Trust Preferred Securities issued by a Trust provided therein without the prior consent of the holders of each such Trust Preferred Security then outstanding unless and until the

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

principal of (and premium, if any, on) the Debt Securities of such series and all accrued and (subject to Section 307) unpaid interest (including any Additional Interest) thereon have been paid in full or provision therefor shall have been made in accordance with Article VII.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Debt Securities, or of one or more Tranches thereof, [or any corresponding series of Trust Preferred Securities of a Trust that holds the Debt Securities of any series, ]or that modifies the rights of the Holders of Debt Securities of such series or Tranches [or holders of such Trust Preferred Securities of such corresponding series ]with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series or Tranche [or holders of Trust Preferred Securities of any other such corresponding series].

          Upon the request of the Company, accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture, compliance by the Company with Section 1203 hereof, and the filing with the Trustee of evidence of the consent of the Holders of the Debt Securities required hereunder with respect to the proposed supplemental indenture, the Trustee shall join with the Company in the execution of such supplemental indenture unless the supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture, or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. A waiver by a Holder of such Holder's right to consent under this Section shall be deemed to be a consent of such Holder.

Section 1203.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

Section 1204.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

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

Section 1205.  Conformity With Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 1206.  Reference in Debt Securities to Supplemental Indentures.

          Debt Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series or Tranche.

Section 1207.  Modification Without Supplemental Indenture.

          If the terms of any particular series of Debt Securities shall have been established in a Board Resolution or an Officer's Certificate pursuant to a Board Resolution as contemplated by Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officer's Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or Officer's Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of Section 1204 and 1206.

                                 ARTICLE XIII

                  Meetings of Holders; Action Without Meeting
                  -------------------------------------------

Section 1301.  Purposes for Which Meetings May be Called.

          A meeting of Holders of Debt Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Debt Securities of such series or Tranches.

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

Section 1302.  Call, Notice and Place of Meetings.

          (a) The Trustee may at any time call a meeting of Holders of Debt Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1301, to be held at such time and at such place __________________________, as the Trustee shall determine, or, with the approval of the Company, at any other place.
     Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) If the Trustee shall have been requested to call a meeting of the Holders of Debt Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Debt Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the _______________________________________, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

          (c) Any meeting of Holders of Debt Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Debt Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Debt Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

Section 1303.  Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders of Debt Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Debt Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Debt Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Debt Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

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

Section 1304.  Quorum; Action.

          The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Debt Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Debt Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Debt Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Debt Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Debt Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1302(a) not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Debt Securities of such series and Tranches which shall constitute a quorum.

          Except as limited by Section 1202, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Debt Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Debt Securities of such series and Tranches, considered as one class.

          Any resolution passed or decision taken at any meeting of Holders of Debt Securities duly held in accordance with this Section shall be binding on all the Holders of Debt Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

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

Section 1305. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings.

          (a) Attendance at meetings of Holders of Debt Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Debt Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Debt Securities before being voted.

          (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debt Securities in regard to proof of the holding of such Debt Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Debt Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

          (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1302(b), in which case the Company or the Holders of Debt Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Debt Securities of all series and Tranches represented at the meeting, considered as one class.

          (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1 principal amount of Debt Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Debt Security or proxy.

          (e) Any meeting duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Debt Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

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

Section 1306.  Counting Votes and Recording Action of Meetings.

          The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Debt Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 1307.  Action Without Meeting.

          In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.

                                  ARTICLE XIV

        Immunity of Incorporators, Stockholders, Officers and Directors
        ---------------------------------------------------------------

Section 1401.  Liability Solely Corporate.

          No recourse shall be had for the payment of the principal of or premium, if any, or interest (including Additional Interest), if any, on any Debt Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Debt Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture

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

or in any of the Debt Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Debt Securities.

                                  [ARTICLE XV

                          Subordination of Securities
                          ---------------------------

Section 1501.  Securities Subordinate to Senior Indebtedness.

          The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Debt Securities of each series, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest (including Additional Interest), if any, on each and all of the Debt Securities is hereby expressly subordinated, to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness.

          Each Holder of the Debt Securities of each series, by its acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes.

          Without limiting the generality of the foregoing, nothing contained in this Article shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Debt Securities to be due and payable prior to their stated maturity pursuant to Section 802 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable shall first be paid in full before the Holders of the Debt Securities or the Trustee are entitled to receive any direct or indirect payment from the Company of principal of, or premium, if any, or interest (including any Additional Interest) on the Debt Securities.

Section 1502.  Payment Over of Proceeds of Securities.

          In the event (a) of any insolvency or bankruptcy proceedings or any receivership, liquidation, reorganization or other similar proceedings in respect of the Company or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, whether voluntary or involuntary or (b) subject to the provisions of Section 1503, that (i) a default shall have occurred with respect to the payment of principal of or interest (including Additional Interest) on or other monetary amounts due and payable on any Senior Indebtedness, or (ii) there shall have occurred a default (other than a default in the payment of principal or interest (including Additional Interest) or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (b), such default shall not have been cured or waived

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

or shall not have ceased to exist, or (c) that the principal of and accrued interest (including Additional Interest) on the Debt Securities of any series shall have been declared due and payable pursuant to Section 801 and such declaration shall not have been rescinded and annulled as provided in Section 802, then:

                 (1) the holders of all Senior Indebtedness shall first be entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Debt Securities are entitled to receive a payment on account of the principal of or interest (including any Additional Interest) on the indebtedness evidenced by the Debt Securities, including, without limitation, any payments made pursuant to Articles IV and V;

                 (2) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to which any Holder or the Trustee would be entitled except for the provisions of this Article, shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holder of the indebtedness evidenced by the Debt Securities or to the Trustee under this Indenture; and

                 (3) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, in respect of principal of or interest (including Additional Interest) on the Debt Securities or in connection with any repurchase by the Company of the Debt Securities, shall be received by the Trustee or any Holder before all Senior Indebtedness is paid in full, or provision is made for such payment in money or money's worth, such payment or distribution in respect of principal of or interest (including Additional Interest) on the Debt Securities or in connection with any repurchase by the Company of the Debt Securities shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

          Notwithstanding the foregoing, at any time after the 123/rd/ day following the date of deposit of cash or Eligible Obligations pursuant to
Section 701 (provided all conditions set out in such Section shall have been satisfied), the funds so deposited and any interest (including Additional Interest) thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation, those arising under this Article; provided that no event described in clauses (d) and (e) of Section 801 with respect to the Company has occurred during such 123-day period.

          For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan or reorganization or readjustment which are subordinate in right of payment to all Senior Indebtedness which may at the time be outstanding to the same extent as, or to a greater extent than, the Debt Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XI hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1502 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XI hereof. Nothing in Section 1501 or in this Section 1502 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 907.

Section 1503.  Disputes with Holders of Certain Senior Indebtedness.

          Any failure by the Company to make any payment on or perform any other obligation in respect of Senior Indebtedness, other than any indebtedness incurred by the Company or assumed or guaranteed, directly or indirectly, by the Company for money borrowed (or any deferral, renewal, extension or refunding thereof) or any other obligation as to which the provisions of this Section shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default under clause (b) of Section 1502 if
(i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event that a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay or execution shall have been obtained pending such appeal or review.

Section 1504.  Subrogation.

          Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash (or securities or other property satisfactory to such holders) in full payment of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of the Debt Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive any further payments or distributions of cash, property or securities of the Company applicable to the holders of the Senior Indebtedness until all amounts owing on the Debt Securities shall be paid in full; and such payments or distributions of cash, property or securities received by the Holders of the Debt Securities, by reason of such subrogation, which otherwise would be paid or distributed to the holders of such Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          If any payment or distribution to which the Holders of the Debt Securities would otherwise have been entitled but for the provisions of this Article shall have been applied, pursuant to the provisions of this Article, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of the Debt Securities shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Senior Indebtedness.

Section 1505.  Obligation of the Company Unconditional.

          Nothing contained in this Article or elsewhere in this Indenture or in the Debt Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest (including Additional Interest) on the Debt Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder [(or to the extent expressly provided herein, the holder of any Trust Preferred Security)]from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          Upon any payment or distribution of assets or securities of the Company referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such bankruptcy, dissolution, winding up, liquidation or reorganization proceedings are pending or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee agent or other person making such payment or distribution delivered to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

Section 1506.  Priority of Senior Indebtedness Upon Maturity.

          Upon the maturity of the principal of any Senior Indebtedness by lapse of time, acceleration or otherwise, all matured principal of Senior Indebtedness and interest (including Additional Interest) and premium, if any, thereon shall first be paid in full before any payment of principal or premium or interest (including Additional Interest), if any, is made upon the Debt Securities or before any Debt Securities can be acquired by the Company or any sinking fund payment is made with respect to the Debt Securities (except that required sinking fund payments may be reduced by Debt Securities acquired before such maturity of such Senior Indebtedness).

Section 1507.  Trustee as Holder of Senior Indebtedness.

          The Trustee shall be entitled to all rights set forth in this Article with respect to any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness. Nothing in this Article shall deprive the Trustee of any of its rights as such holder.

Section 1508.  Notice to Trustee to Effectuate Subordination.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Debt Securities pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of the Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee unless and until the Trustee shall have received written notice thereof from the Company, from a Holder or from a holder of any Senior Indebtedness or from any representative or representatives of such holder and, prior to the receipt of any such written notice, the Trustee shall be entitled, subject to Section 901, in all respects to assume that no such facts exist; provided, however, that, if prior to the fifth Business Day preceding the date upon which by the terms hereof any such moneys may become payable for any purpose, or in the event of the execution of an instrument pursuant to Section 702 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee may, in its discretion, receive such moneys and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such date; provided, however, that no such application shall affect the obligations under this Article of the persons receiving such moneys from the Trustee.

Section 1509.  Modification, Extension, etc. of Senior Indebtedness.

          The holders of Senior Indebtedness may, without affecting in any manner the subordination of the payment of the principal of and premium, if any, and interest (including Additional Interest), if any, on the Debt Securities, at any time or from time to time and in their absolute discretion, agree with the Company to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior Indebtedness is issued, or exercise or

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refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee.

Section 1510.  Trustee Has No Fiduciary Duty to Holders of Senior Indebtedness.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and objectives as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or deliver to the Holders or the Company or any other Person, cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 1511.  Paying Agents Other than the Trustee.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1507, 1508 and 1510 shall not apply to the Company if it acts as Paying Agent.

Section 1512.  Rights of Holders of Senior Indebtedness Not Impaired.

          No right of any present or future holder of Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

Section 1513.  This Article Not to Prevent Events of Default.

          The failure to make a payment on account of principal of, or premium, if any, or interest (including Additional Interest) on the Debt Securities by reason of any provision of this Article shall not be construed as preventing the occurrence of an Event of Default specified in paragraph (a) or (b) of Section 801.

Section 1514.  Effect of Subordination Provisions; Termination.

          Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

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

          Notwithstanding anything contained herein to the contrary, the provisions of this Article XV shall be of no further effect, and the Debt Securities shall no longer be subordinated in right of payment to the prior payment of Senior Indebtedness, if the Company shall have delivered to the Trustee a notice to such effect. Any such notice delivered by the Company shall not be deemed to be a supplemental indenture for purposes of Article XII.]

                             ____________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        CP&L ENERGY, INC.


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

[SEAL]

ATTEST:

_______________________________
By:____________________________
Name:__________________________
Title:_________________________


                      (Trustee's Signature Page Follows)

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

                                     _______________________________, Trustee


                                     By:_____________________________________
                                              Authorized Representative

[SEAL]

ATTEST:

_________________________________
     Authorized Representative

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